UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

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VAPARIA CORPORATION

(Name of Registrant As Specified In Its Charter)

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VAPARIA CORPORATION

5550 Nicollet Avenue

Minneapolis, MN 55419

Telephone: (612) 812-2037

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY

Dear Stockholders:

We are furnishing this notice and the accompanying information statement to the holders of shares of common stock of VapAria Corporation, a Delaware corporation, for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations prescribed thereunder.

The purpose of this information statement is to notify our common stockholders that on August 16, 2016, the holders of 50,770,000 shares of our common stock, representing 67.5% of the outstanding shares of our common stock, executed a written consent in lieu of an annual meeting of stockholders (the “Majority Stockholder Consent”), approving the following matters:

●	electing three members to our board of directors;

●	ratifying the appointment of MaloneBailey, LLP as our independent registered public accounting firm;

●	a Certificate of Amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 shares to 200,000,000 shares;

●	an advisory vote on the frequency of an advisory vote on executive compensation; and

●	an advisory vote on executive compensation.

PLEASE NOTE THAT THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDERS MEETING WILL BE HELD TO CONSIDER THE MATTERS DESCRIBED HEREIN.

BY ORDER OF THE BOARD OF DIRECTORS:

Minneapolis, MN	/s/ Alexander Chong
August 16, 2016	Alexander Chong,
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials: This information statement, along with our Annual Report on Form 10-K for the year ended December 31, 2015, are available free of charge on our website www.vaparia.com.

INFORMATION STATEMENT

Unless specifically set forth to the contrary, when used in this information statement the terms “VapAria,” “we,” “our,” “us,” and similar terms refers to VapAria Corporation, a Delaware corporation formerly known as OICco Acquisition IV, Inc., and our wholly-owned subsidiary VapAria Solutions Inc., a Minnesota corporation formerly known as VapAria Corporation (“VapAria Solutions”). The information which appears on our web site at www.vaparia.com is not part of this information statement.

FORWARD-LOOKING STATEMENTS

This information statement contains “forward-looking statements.” These statements are based on our current expectations and involve risks and uncertainties which may cause results to differ materially from those set forth in the statements. The forward-looking statements may include statements regarding actions to be taken in the future. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise. Forward-looking statements should be evaluated together with the many uncertainties that affect our business, particularly those set forth in the section on forward-looking statements and in the risk factors in Item 1.A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as amended, as filed with the Securities and Exchange Commission (the “2015 10-K”).

VAPARIA CORPORATION

5550 Nicollet Avenue

Minneapolis, MN 55419

Telephone: (612) 812-2037

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

GENERAL INFORMATION

This information statement is being mailed on or about August 17, 2016 to the holders of record at the close of business on August 16, 2016 (the “Record Date”) of shares of the common stock of VapAria Corporation, a Delaware corporation, in connection with actions taken by the holders of a majority of our outstanding common stock as follows:

●	electing three members to our board of directors;

●	ratifying the appointment of MaloneBailey, LLP as our independent registered public accounting firm;

●	a Certificate of Amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our common stock from 100,000,000 shares to 200,000,000 shares;

●	an advisory vote on the frequency of an advisory vote on executive compensation; and

●	an advisory vote on executive compensation.

Our executive officers and members of our board of directors and members of their families who collectively own 67.5% of our outstanding common stock, which represent our only class of voting securities, have executed the Majority Stockholder Consent approving the actions. The elimination of the need for a meeting of stockholders to approve these actions is made possible by Section 228 of the Delaware General Corporation Law which provides that the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, may be substituted for such a meeting. In order to eliminate the costs involved in holding a special meeting, our board of directors voted to utilize the written consent of the holders of a majority of our outstanding common stock which is our only class of voting securities.

This information statement is being distributed pursuant to the requirements of Section 14(c) of the Exchange Act to our stockholders of record on the Record Date. The actions approved by the majority stockholders will be effective on September 7, 2016 which is 20 days after the mailing of this information statement. This information statement is being mailed on or about August 17, 2016 to stockholders of record on the Record Date who did not execute the Majority Stockholder Consent. This information statement also constitutes notice under Section 228 of the Delaware General Corporation Law that the corporate actions were taken by the written consent of the majority stockholders.

The entire cost of furnishing this information statement will be borne by us. We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this information statement to the beneficial owners of our voting securities held of record by them and we will reimburse such persons for out-of-pocket expenses incurred in forwarding such material.

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ELECTION OF DIRECTORS

Pursuant to the Majority Stockholder Consent, upon recommendation of the Board, all of the members of our board of directors were reelected to hold office until the next annual meeting of stockholders or until his successor has been duly elected and qualified. The following is biographical information on the members of our board of directors:

Name	Age	Positions
Alexander Chong	51	Chairman of the Board of Directors, Chief Executive Officer
William P. Bartkowski	64	President, Chief Operating Officer
Daniel Markes	54	Vice President, Chief Financial Officer, director
Roger Nielsen	70	Vice President, Secretary, director

Alexander Chong. Mr. Chong has served as Chairman of the Board and Chief Executive Officer since July 2014. He has also served as Chairman of the Board and Chief Executive Officer of our subsidiary, VapAria Solutions, since its inception in March 2010. Mr. Chong is an experienced entrepreneur and businessman. Since founding the company in 1993, he has also served as the Chairman of Plexus International, a consulting and training organization with 14 international offices and its principal office located in Minneapolis, Minnesota. Mr. Chong has also served as Chief Executive Officer and a member of the board of directors of Chong Corporation, a Minnesota-based company with investment interests in technology and a variety of Asia-based opportunities since 2007. He has broad experience in international business and manufacturing quality. Mr. Chong also has experience serving on boards of directors of privately-held companies in the role of an independent director, as well as identifying key joint venture partners and negotiating and securing international distribution agreements with large multi-national companies. In connection with the developer of the original electronic nicotine delivery systems, Mr. Chong oversaw U.S. patent filings and developed the first disposable electronic nicotine delivery system offered for distribution and sale in the U.S. Mr. Chong received a B.S. in Chemistry from Boston University.

William P. Bartkowski. Mr. Bartkowski has served as an executive officer of our company since July 2014. He has also served as President and Chief Operating Officer of our subsidiary, VapAria Solutions, since its inception in March 2010. Mr. Bartkowski has had a three-decade career in banking, consulting and marketing. Since 2008 Mr. Bartkowski has been engaged as a business consultant. From 1988 to 1995 he was an executive officer of Metropolitan Financial Corp., a NYSE listed company and from 1996 to 2004 Mr. Bartkowski was a partner in Neuger, Henry, Bartkowski, a public relations firm. He has been involved with the electronic nicotine delivery system business since late 2006. In that capacity he has organized, directed and optimized marketing, consumer focus group testing, market analysis and sales testing and he has negotiated and finalized plans and agreements with major U.S. distributors and retailers with respect to electronic cigarettes. Mr. Bartkowski has also been involved extensively in U.S. and international regulatory and legal issues affecting electronic nicotine delivery systems and modified risk tobacco issues. He previously provided investor relations and capital markets advisory services, including capital formation and M&A counsel for more than a dozen public companies. Mr. Bartkowski received a B.A. in English from the University of Mary, an M.A. in English from North Dakota State University and a PhD in Adult Education from Columbia Pacific University.

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Daniel Markes. Mr. Markes has served as an executive officer and member of the board of directors of our company since July 2014. He has also served as Vice President, Chief Financial Officer and a member of the board of directors of our subsidiary, VapAria Solutions, since its inception in March 2010. Mr. Markes is an experienced businessman and financial executive and his background includes having served in various capacities as controller, human resources director, business development specialist and member of the board of directors of a number of organizations throughout his professional career. Since 1997 Mr. Markes has been Director, Human Resources, Finance and Administration with Minneapolis-based Plexus Corporation founded by Mr. Chong. He also is an officer of Chong Corporation, serving as its Treasurer/Chief Financial Officer, as well as serving as an officer of 5550 Nicollet LLC, an entity affiliated with Mr. Chong. Mr. Markes received a BBA degree from Brock University.

Roger Nielsen. Mr. Nielsen has served as an executive officer of our company since July 2014 and a member of our board of directors since April 2015. He has also served as Vice President of our subsidiary, VapAria Solutions, since its inception in March 2010. Mr. Nielsen is an experienced businessman with broad and lengthy experience in international commerce and world-wide distribution. Mr. Nielsen is a member of the Board of Directors and Director, Procurement and Facilities, with Minneapolis-based Plexus Corporation founded by Mr. Chong, serving as an officer and director of that company since 1993. Mr. Nielsen and Mr. Chong have worked closely together for over 25 years in various international businesses. He has established global distribution centers throughout Asia Pacific, negotiated and closed distribution agreements with major international manufacturers for export and directed and managed international logistics for a number of global distribution networks. Mr. Nielsen studied Business Administration at Dana College.

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

The Majority Stockholder Consent ratified the Board’s appointment of MaloneBailey, LLP as our independent registered public accounting firm to audit our consolidated financial statements for the year ending December 31, 2016. Our Board may however, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Board determines that such a change would be in our best interests.

The following table shows the fees that were billed for the audit and other services provided by MaloneBailey, LLP for the years ended December 31, 2015 and 2014.

	2015	2014

Audit Fees	$16,000	$12,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$16,000	$12,000

Audit Fees — This category includes the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-Q and services that are normally provided by the independent registered public accounting firm in connection with engagements for those fiscal years. This category also includes advice on audit and accounting matters that arose during, or as a result of, the audit or the review of interim financial statements.

Audit-Related Fees — This category consists of assurance and related services by the independent registered public accounting firm that are reasonably related to the performance of the audit or review of our financial statements and are not reported above under “Audit Fees.” The services for the fees disclosed under this category include consultation regarding our correspondence with the Securities and Exchange Commission and other accounting consulting.

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Tax Fees — This category consists of professional services rendered by our independent registered public accounting firm for tax compliance and tax advice. The services for the fees disclosed under this category include tax return preparation and technical tax advice.

All Other Fees — This category consists of fees for other miscellaneous items.

Our board of directors has adopted a procedure for pre-approval of all fees charged by our independent registered public accounting firm. Under the initial procedure, the Board approved the engagement letter with respect to audit, tax and review services. Other fees were subject to pre-approval by the Board, or, in the period between meetings, by a designated member of the Board. Any such approval by the designated member was disclosed to the entire Board at the next meeting. The audit and tax fees paid to the auditors with respect to 2015 were pre-approved by the entire board of directors.

THE COMMON STOCK AMENDMENT

The Majority Stockholder Consent approved a Certificate of Amendment to our Amended and Restated Certificate of Incorporation (the “Common Stock Amendment”) which, when effective, will increase the number of authorized shares of our common stock from 100,000,000 to 200,000,000 shares (the “Common Stock Increase”). At August 4, 2016 we had 75,210,000 shares of our common stock issued and outstanding. The additional common stock to be available as a result of the Common Stock Increase will have rights identical to our currently outstanding common stock. The Common Stock Increase will not change the par value of our common stock, nor the number of authorized shares of our preferred stock or the designations, rights and preferences of the 10% Series A convertible preferred stock. Our stockholders have no preemptive rights to subscribe for additional shares of common stock when issued, which means that current stockholders do not have a prior right to purchase any newly-issued shares in order to maintain their proportionate ownership of our common stock.

Our management believes that the Common Stock Increase will provide us with greater flexibility with respect to attracting potential partners, investors and management depth as we move from our pre-clinical stage into clinical testing and trials.

Our authorized but unissued common stock may be issued at the direction of our board of directors at such times, in such amounts and upon such terms as our board of directors may determine, without further approval of our stockholders unless, in any instance, such approval is expressly required by law. The Common Stock Increase will provide us with the ability to issue such additional shares of common stock for a variety of corporate purposes, including debt or equity capital raising transactions, acquisitions or other business development efforts, or other proper corporate purposes. Our board of directors reviews and evaluates potential capital raising activities, transactions and other corporate actions on an ongoing basis to determine if such actions would be in the best interests of our company and our stockholders. The resulting increase in the number of authorized common shares as a result of the Common Stock Increase may affect the rights of existing holders of common shares to the extent that future issuances of common shares reduce each existing stockholder’s proportionate ownership and voting rights in our company. In addition, possible dilution caused by future issuances of common shares could be accompanied by a decline in the market price of our shares, assuming a market for our common stock exists, of which there is no assurance.

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The additional common stock that will be available for issuance following the effective date of the Common Stock Amendment could have material anti-takeover consequences, including the ability of our board of directors to issue additional common shares without additional stockholder approval because unissued common stock could be issued by our board of directors in circumstances that may have the effect of delaying, deterring or preventing takeover bids. For example, without further stockholder approval, our board of directors could strategically sell common shares in a private transaction to purchasers who would oppose a takeover. In addition, because stockholders do not have preemptive rights under our Amended and Restated Certificate of Incorporation, the rights of existing stockholders may (depending on the particular circumstances in which the additional common shares are issued) be diluted by any such issuance and increase the potential cost to acquire control of our company. In proposing the Common Stock Increase, our board of directors was not motivated by the threat of any attempt to accumulate shares or otherwise gain control of our company. However, stockholders should nevertheless be aware that approval of the Common Stock Increase could facilitate our efforts to deter or prevent changes of control in the future.

There are currently no plans, agreements, arrangements, or understanding, for the issuance of the additional shares of common stock approved by the Common Stock Amendment. Our board of directors does not intend to issue any additional common shares except on terms that it deems to be in the best interest of our company and our stockholders. It is not anticipated that our financial condition, the percentage ownership of management, the number of stockholders, or any aspect of our business will materially change as a result of the Common Stock Increase.

How the Common Stock Amendment will be enacted

The Common Stock Increase will be effected by the filing of the Common Stock Amendment with the Secretary of State of Delaware. The Common Stock Amendment will specify the effective date of September 7, 2016 (the “Effective Date”) which is 20 days after this information statement was first mailed to our stockholders. The Common Stock Increase will occur on the Effective Date without any further action on the part of our stockholders.

ADVISORY VOTE ON THE FREQUENCY OF AN

ADVISORY VOTE ON EXECUTIVE COMPENSATION

The Majority Stockholder Consent fixed the frequency with which we will hold a non-binding advisory vote on the compensation of our named executive officers. In considering this action, the majority stockholders considered their preference as to whether the advisory vote on the compensation of our named executive officers should occur:

●	once every three years,

●	once every two years, or

●	once every year.

The majority stockholders, upon the recommendation of our board of directors, determined that the frequency of the stockholder vote on the compensation of our named executive officers should be once every three years. The Board views the way it compensates our named executive officers as an essential part of our strategy to maximize our performance. The Board believed that a vote every three years will permit us to focus on developing compensation practices that are in the best long-term interests of our company and our stockholders. The Board believed that a more frequent advisory vote may cause us to focus on the short-term impact of our compensation practices to the possible detriment of our long-term performance. The majority stockholders concurred with the Board’s views. Although the adoption of this action may impact how frequently we hold an advisory vote on executive compensation, the adoption of this action is not binding on us. The board of directors may decide in the future that it is in the best interests of our stockholders to hold the advisory vote on executive compensation on a different schedule than the option approved by the Majority Stockholder Consent.

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ADVISORY VOTE ON EXECUTIVE COMPENSATION

Upon the recommendation of the Board, the Majority Stockholder Consent also approved the compensation paid to our named executive officers as described later in this information statement which is commonly known as a “say-on-pay.” This approval was not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers. As an advisory vote, this approval is not binding upon us and the Board may elect to recommend changes to the compensation paid to our named executed officers at any time.

PRINCIPAL STOCKHOLDERS

At August 4, 2016, we had 75,210,000 shares of our common stock our issued and outstanding which represents the sole class of our voting securities. The following table contains information regarding record ownership of our common stock as of August 4, 2016 held by:

●	persons who own beneficially more than 5% of the outstanding common stock,

●	our directors,

●	named executive officers, and

●	all of our directors and officers as a group.

A person is deemed to be the beneficial owner of securities that can be acquired by such a person within 60 days from August 4, 2016, upon exercise of options, warrants or convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such a person (but not those held by any other person) and are exercisable within 60 days from that date have been exercised. Unless otherwise indicated, the address of each of the listed beneficial owners identified is in care of 5550 Nicollet Avenue, Minneapolis, MN 55419.

	Common Stock
Name and Address of Beneficial Owner	Shares	%
Alexander Chong (1)	41,840,000	53.8%
William P. Bartkowski (2)	300,000	≤1%
Daniel Markes (3)	2,480,000	3.3%
Roger Nielsen (4)	2,500,000	3.3%
All officers and directors as a group (four persons) (1)(2)(3)(4)	47,12,000	61.1%

(1)	Includes:

●	12,640,000 shares of common stock held of record by Alexander Chong Chinhak LLC;

●	1,500,000 shares owned by his spouse; and

●	25,100,000 shares of common stock and 500,000 shares of our common stock issuable upon the conversion of 500,000 shares of our 10% Series A convertible preferred stock held of record by Chong Corporation.

Mr. Chong has voting and dispositive control over the shares held of record by both Alexander Chong Chinhak LLC and Chong Corporation.

(2)	Includes shares underlying options.

(3)	Includes 1,000,000 shares of our common stock owned by his spouse and 300,000 shares of common stock underlying options.

(4)	Includes 300,000 shares of our common stock underlying options.

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RELATED PARTY TRANSACTIONS

Effective December 31, 2013, VapAria Solutions entered into an Exclusive License and Option to License Agreement (the “December 2013 Agreement”) with the Chong Corporation, a corporation owned and controlled by Alexander Chong, our CEO and a member of our board of directors. The December 2013 Agreement is for the Chong Corporation’s a license for the Lobelia Patent 8,287,922 issued on October 16, 2012 together with an option to license the Device Patent Application 20130199528 and the Vaporized Medicants and Methods of Use Patent Application 20130072577. In consideration for the December 2013 Agreement, the Chong Corporation was paid a license issue fee and option to license fee of 500,000 shares of VapAria Solutions’ 10% Series A convertible preferred stock. The VapAria Solutions preferred stock was exchange for an identical series of our 10% Series A convertible preferred stock in July 2014.

In addition to the License Issue Fee, we are obligated to pay a 3% royalty, beginning January 1, 2015, of not less than $50,000 per year, beginning in the calendar year in which the first licensed products or licensed services takes place. No royalty fees were due in 2015. We were also required to commercialize a product by December 31, 2015. The license, subject to option, is exercisable at any time during the term of the December 2013 Agreement at an option price not higher than $5 million, which may be payable in cash, equity or note. We exercised this option in January 2016 as described below. The December 2013 Agreement also provides that the Chong Corporation will prosecute and maintain the patent applications and patents under patent rights subject to our reimbursement of out-of-pocket costs.

On January 28, 2016, and as contemplated under the December 2013 Agreement, we entered into five License Agreements (the “January 2016 License Agreements”) with Chong Corporation pursuant to which we were granted exclusive worldwide licenses for the following patented technology and Chong permanently waived the requirement under the December 2013 Agreement that we were required to commercialize a product by December 31, 2015:

●	U.S. Patent No.: 8,903,228 issued on December 20, 2014 for a vapor delivery device;

●	U.S. Patent No.: 8,962,040 issued on February 24, 2015 for appetite suppression (hoodia);

●	U.S. Patent No. 9,254,002 issued on February 9, 2016 for low temperature vaporization of tobacco formulation;

●	U.S. Patent No. 9,399,110 issued on July 26, 2016 for an enhanced vapor delivery device with a method to provide for a repeatable dose of medicant and that controls temperature while maximizing energy efficiency; and

●	U.S. Patent No. 9,9283,180 issued on March 15, 2016 for a sleep aid (melatonin).

The terms of each January 2016 License Agreement is identical. Under the agreements, we were granted the rights to sublicense and/or produce and market products during the term of the agreement. As consideration for each of these January 2016 License Agreements we issued Chong Corporation 5,000,000 shares of our common stock, for an aggregate issuance of 25,000,000 shares. Under each agreement we agreed to pay Chong a royalty in the amount of $50,000 per annum in the first calendar year, and for each year thereafter for the remaining life of the patent, in which the patent is issued and is licensed and/or commercialized with an acknowledged embodiment and/or use. Chong is responsible for the payment of all expenses and costs associated with protecting the patents from infringement and/or from claims of infringement from other parties. The term of the license is for the life of the respective patent, subject to earlier termination by either party in the event of a default, which includes a non-payment of any monetary obligations under the terms of the January 2016 License Agreement, or a breach of any representation or warranty.

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We lease our principal executive offices from 5550 Nicollet LLC, an affiliate of Mr. Chong, under the terms of a three-year lease expiring in December 2016 at an annual rent of $9,000. We have the right to renew the lease for an additional 12-month term at an annual rental of $9,180 upon 60 days’ notice prior to the expiration of the initial term. It is our intent to renew the lease prior to expiration upon substantially similar terms.

Prior to the acquisition of VapAria Solutions, it lent Chong Corporation, a related party, $6,490. The sum was repaid subsequent to the closing in July 2014.

During 2014 Chong Corporation loaned us $36,544 for working capital, which such amount remained outstanding at December 31, 2014. During 2015 we have repaid $10,000 of this advance. During 2015 Chong Corporation lent us an additional $147,000, and we have repaid $10,000 of this advance. In January and March 2016 an aggregate of $56,000 from Chong Corporation. The balance outstanding at August 4, 2016 under these loans is $305,544. These loans are unsecured, noninterest bearing and due on demand.

CORPORATE GOVERNANCE

Board of directors

Each director is elected at our annual meeting of stockholders and holds office until the next annual meeting of stockholders, or until his successor is elected and qualified. If any director resigns, dies or is otherwise unable to serve out his or her term, or if the Board increases the number of directors, the Board may fill any vacancy by a vote of a majority of the directors then in office, although less than a quorum exists. A director elected to fill a vacancy shall serve for the unexpired term of his or her predecessor. Vacancies occurring by reason of the removal of directors without cause may only be filled by vote of the stockholders.

Director qualifications

The following is a discussion for each director of the specific experience, qualifications, attributes or skills that our board of directors to conclude that the individual should be serving as a director of our company.

Alexander Chong – Mr. Chong’s role as a founder of VapAria Solutions and his significant professional experience in our business sector were factors considered by the Board.

Daniel Markes – Mr. Markes’ experience as a businessman and a financial executive were factors considered by the Board.

Roger Nielsen – Mr. Nielsen’s experience in international commerce and world-wide distribution activities were factors considered by the Board.

In addition to the each of the individual skills and backgrounds described above, the Board also concluded that each of these individuals will continue to provide knowledgeable advice to our other directors and to senior management on numerous issues facing our company and on the development and execution of our strategy.

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Board leadership structure and Board’s role in risk oversight

The board of directors is comprised of members of our management and we do not have any independent directors. Mr. Chong, our Chief Executive Officer, also serves as Chairman of the Board. Given the early stage of our company, our Board believes the current leadership structure is appropriate for our company. As our company grows, we expect to expand our board of directors through the appointment of independent directors.

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of the risks we face and have responsibility for the oversight of risk management in their dual roles as directors.

Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”)

Dodd-Frank requires public companies to provide stockholders with an advisory vote on compensation of the most highly compensated executives, which are sometimes referred to as “say on pay,” as well as an advisory vote on how often the company will present say on pay votes to its stockholders. As described earlier in this information statement, the Majority Stockholder Consent approved a non-binding proposal that the frequency of an advisory vote on our executive compensation would be held every three years together with a non-binding resolution approving our executive compensation as described elsewhere in this information statement.

Committees of the board of directors; stockholder nominations; audit committee financial expert

We have not established any committees comprised of members of our board of directors, including an Audit Committee, a Compensation Committee or a Nominating Committee, or any committee performing similar functions. The functions of those committees are being undertaken by our board of directors as a whole.

We do not have a policy regarding the consideration of any director candidates which may be recommended by our stockholders, including the minimum qualifications for director candidates, nor has our board of directors established a process for identifying and evaluating director nominees, nor do we have a policy regarding director diversity. We have not adopted a policy regarding the handling of any potential recommendation of director candidates by our stockholders, including the procedures to be followed. Our Board has not considered or adopted any of these policies as we have never received a recommendation from any stockholder for any candidate to serve on our board of directors. Given the early stage of our business, we do not anticipate that any of our stockholders will make such a recommendation in the near future. While there have been no nominations of additional directors proposed, in the event such a proposal is made, all members of our Board will participate in the consideration of director nominees. In considering a director nominee, it is likely that our Board will consider the professional and/or educational background of any nominee with a view towards how this person might bring a different viewpoint or experience to our Board.

None of our directors is an “audit committee financial expert” within the meaning of Item 401(e) of Regulation S-K. In general, an “audit committee financial expert” is an individual member of the audit committee or board of directors who:

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●	understands generally accepted accounting principles and financial statements;

●	is able to assess the general application of such principles in connection with accounting for estimates, accruals and reserves;

●	has experience preparing, auditing, analyzing or evaluating financial statements comparable to the breadth and complexity to our financial statements;

●	understands internal controls over financial reporting; and

●	understands audit committee functions.

Our securities are not quoted on an exchange that has requirements that a majority of our Board members be independent and we are not currently otherwise subject to any law, rule or regulation requiring that all or any portion of our board of directors include “independent” directors, nor are we required to establish or maintain an Audit Committee or other committee of our board of directors.

Code of Ethics and Conduct

We have adopted a Code of Ethics and Conduct which applies to our board of directors, our executive officers and our employees. The Code of Ethics and Conduct outlines the broad principles of ethical business conduct we adopted, covering subject areas such as:

●	conflicts of interest;

●	corporate opportunities;

●	public disclosure reporting;

●	confidentiality;

●	protection of company assets;

●	health and safety;

●	conflicts of interest; and

●	compliance with applicable laws.

A copy of our Code of Ethics and Conduct is available without charge, to any person desiring a copy, by written request to us at our principal offices at 5550 Nicollet Avenue, Minneapolis, MN 55419.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who beneficially own more than 10% of a registered class of our equity securities to file with the Securities and Exchange Commission initial statements of beneficial ownership, reports of changes in ownership and annual reports concerning their ownership of our common shares and other equity securities, on Forms 3, 4 and 5 respectively. Executive officers, directors and greater than 10% stockholders are required by the Securities and Exchange Commission regulations to furnish us with copies of all Section 16(a) reports they file. Based on our review of the copies of such forms received by us, and to the best of our knowledge, all executive officers, directors and persons holding greater than 10% of our outstanding stock have filed the required reports in a timely manner during 2015.

DIRECTOR COMPENSATION

Our directors do not receive compensation for their services as directors.

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EXECUTIVE COMPENSATION

The following table summarizes all compensation recorded by us in the past two years for:

●	our principal executive officer or other individual serving in a similar capacity,

●	our two most highly compensated executive officers other than our principal executive officer who were serving as executive officers at December 31, 2015 as that term is defined under Rule B-7 of the Securities Exchange Act of 1934, and

●	up to two additional individuals for whom disclosure would have been required but for the fact that the individual was not serving as an executive officer at December 31, 2015.

For definitional purposes, these individuals are sometimes referred to as the “named executive officers.”

Summary Compensation Table
Name and principal position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	No equity incentive plan compensation ($)	Non- qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)

Alexander Chong,	2015	0	0	0	285,394	0	0	0	285,394
Chief Executive Officer (1)	2014	0	0	0	0	0	0	0	0

(1) The amounts included in the “Option Awards” column represent the aggregate grant date fair value of stock options to purchase 2,100,000 shares of our common stock at an exercise price of $1.00 per share granted to Mr. Chong in 2015, computed in accordance with ASC Topic 718. The assumptions made in the valuations of the option awards are included in Note 2 of the notes to our consolidated financial statements appearing in our 2015 10-K.

How the executive’s compensation is determined

Mr. Chong, who has served as our Chief Executive Officer since July 2014, does not presently receive cash compensation for his services to us. In December 2015 we issued him options to purchase 2,100,000 shares of our common stock at an exercise price of $1.00 per share as compensation for his services in 2015. The amount of compensation we may pay to Mr. Chong from time to time is in the discretion of the Board of Directors of which he is one of three members.

Outstanding equity awards at fiscal year-end

The following table provides information concerning unexercised options, stock that has not vested and equity incentive plan awards for each named executive officer outstanding as of December 31, 2015:

OPTION AWARDS						STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (#)

Alexander Chong	2,100,000	-	-	1.00	12/31/20	-	-	-	-

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DISSENTER’S RIGHTS

Under Delaware law there are no dissenter’s rights available to our stockholders in connection with the any of the actions approved in the Majority Stockholder Consent.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT THE NEXT ANNUAL MEETING

As of the date of this information statement, we had not received notice of any stockholder proposals for the 2016 annual meeting and proposals received subsequent to the date of this information statement will be considered untimely. For a stockholder proposal to be considered for inclusion in our proxy or information statement for the 2017 annual meeting, our Corporate Secretary must receive the written proposal at our principal executive offices no later than the deadline stated below. Such proposals must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

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VapAria Corporation

Attention: Corporate Secretary

5550 Nicollet Avenue

Minneapolis, MN 55419

Facsimile: (612) 238-1218

Under Rule 14a-8, to be timely, a stockholder’s notice must be received at our principal executive offices not less than 120 calendar days before the date of our proxy or information statement release to stockholders in connection with the previous year’s annual meeting. However, if we did not hold an annual meeting in the previous year or if the date of this year’s annual meeting has been changed by more than 30 days from the date of the previous year’s annual meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials. Therefore, stockholder proposals intended to be presented at the 2017 annual meeting must be received by us at our principal executive office no later than June 30, 2017 in order to be eligible for inclusion in our 2017 proxy or information statement relating to that meeting. Upon receipt of any proposal, we will determine whether to include such proposal in accordance with regulations governing the solicitation of proxies.

You may propose director candidates for consideration by the Board. Any such recommendations should include the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy or information statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary of VapAria Corporation at our principal executive offices at 5500 Nicollet Avenue, Minneapolis, MN 55419 within the time period described above for proposals other than matters brought under SEC Rule 14a-8.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

As required, we have filed our 2015 10-K with the SEC. Stockholders may obtain, free of charge, a copy of the 2015 10-K by writing to us at 5500 Nicollet Avenue, Minneapolis, MN 55419, Attention: Corporate Secretary, or from our website, www.vaparia.com.

STOCKHOLDERS SHARING THE SAME LAST NAME AND ADDRESS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy and information statements with respect to two or more stockholders sharing the same address by delivering a single proxy or information statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy or information statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they are or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy or information statement, or if you currently receive multiple proxy or information statements and would prefer to participate in householding, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares. You can notify us by sending a written request to VapAria Corporation, 5500 Nicollet Avenue, Minneapolis, MN 55419 or by faxing a communication to (612) 238-1218.

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WHERE YOU CAN FIND MORE INFORMATION

This information statement refers to certain documents that are not presented herein or delivered herewith. Such documents are available to any person, including any beneficial owner of our shares, to whom this information statement is delivered upon oral or written request, without charge. Requests for such documents should be directed to Corporate Secretary, 5550 Nicollet Avenue, Minneapolis, MN 55419.

We file annual and special reports and other information with the SEC. Certain of our SEC filings are available over the Internet at the SEC’s web site at http://www.sec.gov. You may also read and copy any document we file with the SEC at its public reference facilities:

Public Reference Room Office

100 F Street, N.E.

Room 1580

Washington, D.C. 20549

You may also obtain copies of the documents at prescribed rates by writing to the Public Reference Section of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Callers in the United States can also call 1-202-551-8090 for further information on the operations of the public reference facilities.

Dated: August 16, 2016	VAPARIA CORPORATION

	By:	/s/ Alexander Chong
Alexander Chong, Chief Executive Officer

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Appendix A

CERTIFICATE OF AMENDMENT

TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

VAPARIA CORPORATION

(A Delaware Corporation)

Pursuant to Section 242 of the Delaware General Corporation Law, the undersigned, being the Chief Executive Officer of VapAria Corporation, a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify that the following resolutions were adopted by the Corporation’s Board of Directors and its stockholders as hereinafter described:

RESOLVED: That the first paragraph of Article IV of the Amended and Restated Certificate of Incorporation, as amended, of this Corporation is hereby deleted in its entirety and placed with the following:

The aggregate number of shares which the Corporation shall have the authority to issue shall consist of two hundred million (200,000,000) shares of common stock having a $0.0001 par value, and ten million (10,000,000) shares of preferred stock having a $0.0001 par value. The Board of Directors of the Corporation may determine, by resolution or resolutions, at any time and from time to time, to divide and establish any or all of the unissued shares of preferred stock not then allocated to any series into one or more series and, without limiting the generality of the foregoing, to fix and determine the designation of each such share, the number of shares which shall constitute such series and certain preferences, limitations and relative rights of the shares of each series so established.

FURTHER RESOLVED: That the effective date of this Certificate of Amendment shall be September 7, 2016.

The foregoing resolutions and this Certificate of Amendment were adopted by the Board of Directors of the Corporation pursuant to a written consent of the directors of the Corporation dated January 13, 2016 in accordance with Section 141 of the Delaware General Corporation Law, and by the written consent of holders of a majority of the outstanding shares of the Corporation’s voting stock on August 16, 2016 in accordance with Section 228 of the Delaware General Corporation Law

IN WITNESS WHEREOF, the undersigned, being the Chief Executive Officer of this Corporation, has executed this Certificate of Amendment to the Corporation’s Amended and Restated Certificate of Incorporation, as amended, as of August 16, 2016.

VAPARIA CORPORATION

By:
Alexander Chong, Chief Executive Officer

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